SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  November 10, 1997

                             COMPUSERVE CORPORATION
               (Exact Name of Registrant as Specified in Charter)


         Delaware                    2-53193                    31-1459598
(State or Other Jurisdiction      (Commission                 (IRS Employer
     of Incorporation)            File Number)              Identification No.)


              5000 Arlington Centre Boulevard, Columbus, Ohio 43220 (Address of Principal Executive Offices, Including Zip Code)


                                 (614) 457-8600
              (Registrant's Telephone Number, Including Area Code)

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)

ITEMS 1-4.        NOT APPLICABLE.

ITEM 5.           OTHER EVENTS.

                  On November 10, 1997, the registrant and H&R Block, Inc. ("Block") jointly announced that the Antitrust Division of the U.S. Department of Justice had advised the companies that it will permit the statutory waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, to expire without seeking additional information in connection with the merger of WAC Acquisition Company, L.L.C. ("WAC"), a wholly-owned subsidiary of WorldCom, Inc. ("WorldCom"), with and into the registrant pursuant to the Agreement and Plan of Merger, dated as of September 7, 1997, by and among Block, H&R Block Group, Inc., the registrant, WorldCom and WAC. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 6.           NOT APPLICABLE.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (a)      Financial Statements of Business Acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits.

                  Number            Description

                  99.1              Press Release, dated November 10, 1997.

ITEM  8.          NOT APPLICABLE.

ITEM  9.          NOT APPLICABLE.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.


                                     COMPUSERVE CORPORATION


                                     By:  /s/   Frank L. Salizzoni
                                         Name:   Frank L. Salizzoni
                                         Title:  Chairman of the Board and
                                                 Acting Chief Executive Officer


Dated: November 13, 1997